Exhibit 99

New Interchange Access to Flagler Center, Jacksonville, Florida

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package December 31, 2004

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

INDEX

Introduction

Introduction and forward-looking statements 1

Flagler Operating Property Information

Detail of property portfolio, including occupancy and financial measures 3-4

Lease expirations 5

Real estate development pipeline 7

Land Held for Development

Land held for development 9

Information and estimates for major developments 10

Realty and Land

Realty and Land currently on the market for sale or under contract 12

Introduction

Purpose

The purpose of this package is to provide investors with additional information about the Company’s real estate holdings.

About Florida East Coast Industries, Inc.

Florida East Coast Industries, Inc., headquartered in St. Augustine, Fla., conducts operations through two wholly owned subsidiaries, Flagler Development Company (Flagler) and Florida East Coast Railway, L.L.C. (FECR). Flagler owns, develops, leases and manages 6.7 million square feet of commercial and industrial space, has approximately 805,000 square feet under construction, and owns approximately 740 acres of entitled land and approximately 2,000 acres of additional Florida properties. FECR is a regional freight railroad that operates 351 miles of main line track from Jacksonville to Miami and provides intermodal drayage services at terminals located in Atlanta, Jacksonville and Miami. For more information, visit the Company’s website at http://www.feci.com.

About Flagler Development Compan

A subsidiary of Florida East Coast Industries, headquartered in Jacksonville, Fla., Flagler owns, develops, leases and manages approximately 6.7 million square feet of office and industrial space and has approximately 805,000 square feet under construction. Flagler’s space consists of Class-A office and industrial properties, primarily in Jacksonville, Orlando and Miami. In addition, Flagler owns approximately 740 acres of entitled land in Florida which is available for development of up to an additional 12.1 million square feet and Flagler owns approximately 2,000 acres of other Florida properties.

About Florida East Coast Railway’s Lands

In addition to Flagler’s realty holdings, Florida East Coast Railway has land holdings of 1,206 acres which are surplus to the Railway’s operating requirements. Over time, the Railway has been reconfiguring its operations to improve efficiency of asset utilization and free up lands for higher and better uses. This process is continuing.

Contacts:

Investors: Bradley D. Lehan (904) 819-2128

Media: Husein A. Cumber (904) 826-2280

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan”, “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may,” and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Flagler Operating Property Information

Flagler Center, Jacksonville

Deerwood North, Jacksonville

SouthPark Center, Orlando

Flagler Station, Miami

Deerwood South, Jacksonville

The Office Centre at Southpoint, Jacksonville

FLAGLER DEVELOPMENT COMPANY
OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	12/31/2004 Occupied SF	12/31/2004 Occupied %	Rental Properties Operating Profit 3 months ended 12/31/2004	Rental Properties Depreciation & Amortization 3 months ended 12/31/2004	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2004
same store	duPont Center I	1987	Jacksonville	Office	80,000	33,328	42%	(72,489)	79,867	7,378
same store	duPont Center II	1988	Jacksonville	Office	80,000	72,867	91%	85,123	114,185	199,308
2	**duPont Center**				**160,000**	**106,195**	**66%**	**12,634**	**194,052**	**206,686**
same store	Deerwood South Office Building 1	1996	Jacksonville	Office	134,235	102,627	76%	191,091	169,960	361,051
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	119,084	95%	186,595	111,793	298,388
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	119,563	95%	243,203	138,674	381,877
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	129,205	96%	265,437	134,345	399,782
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	134,139	99%	256,740	199,326	456,066
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%	167,850	253,800	421,650
	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	96,724	86%	114,110	177,131	291,241
7	**Deerwood**				**902,965**	**835,716**	**93%**	**1,425,026**	**1,185,029**	**2,610,055**
same store	Flagler Center Office 1	1999	Jacksonville	Office	123,298	123,298	100%	145,197	224,469	369,666
same store	Flagler Center OSW 1	1997	Jacksonville	Office/Showroom/Warehouse	147,553	147,886	100%	294,557	88,611	383,168
same store	Flagler Center OSW 2	1998	Jacksonville	Office/Showroom/Warehouse	61,837	31,307	51%	6,098	45,288	51,386
same store	Flagler Center OSW 3	1998	Jacksonville	Office/Showroom/Warehouse	134,085	134,085	100%	269,632	81,274	350,906
same store	Flagler Center OSW 4	1999	Jacksonville	Office/Showroom/Warehouse	97,183	90,236	93%	55,117	191,008	246,125
same store	Flagler Center FLW 1	1997	Jacksonville	Front Load Warehouse	98,800	98,800	100%	69,271	36,996	106,267
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	107,800	107,800	100%	69,974	35,174	105,148
7	**Flagler Center**				**770,556**	**733,412**	**95%**	**909,846**	**702,820**	**1,612,666**
same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	79,068	99%	79,473	138,056	217,529
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,614	57,265	71%	32,617	99,170	131,787
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	79,073	98%	117,103	97,613	214,716
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	146,034	95%	134,497	45,631	180,128
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	40,571	26,007	64%	7,626	60,299	67,925
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	61,911	58,687	95%	87,481	42,807	130,288
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	71,871	71,871	100%	105,665	64,502	170,167
7	**Gran Park at the Avenues**				**570,247**	**518,005**	**91%**	**564,462**	**548,078**	**1,112,540**
	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	59,600	100%	58,543	111,961	170,504
1	**The Office Centre at Southpoint**				**59,600**	**59,600**	**100%**	**58,543**	**111,961**	**170,504**
24	**TOTAL NORTH REGION**				**2,463,368**	**2,252,928**	**91%**	**2,970,511**	**2,741,940**	**5,712,451**
same store	SouthPark Center- Office 1	1998	Orlando	Office	144,931	140,134	97%	351,032	193,392	544,424
same store	SouthPark Center- Office 2	1999	Orlando	Office	144,852	144,852	100%	462,019	203,496	665,515
same store	SouthPark Center- Office 3	2001	Orlando	Office	182,613	182,613	100%	269,228	337,021	606,249
same store	SouthPark Center- Office 4	2000	Orlando	Office	98,384	98,384	100%	128,549	203,927	332,476
same store	SouthPark Center- OSW 1	1998	Orlando	Office/Showroom/Warehouse	131,607	114,263	87%	138,272	135,501	273,773
	SouthPark Center II - Office 1000[1]	2004	Orlando	Office	136,414	136,414	100%	45,373	15,557	60,930
6	**SouthPark Center**				**838,801**	**816,660**	**97%**	**1,394,473**	**1,088,894**	**2,483,367**
6	**TOTAL CENTRAL REGION**				**838,801**	**816,660**	**97%**	**1,394,473**	**1,088,894**	**2,483,367**

[1] Lease commenced on 12/17/04

3

FLAGLER DEVELOPMENT COMPANY
OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	12/31/2004 Occupied SF	12/31/2004 Occupied %	Rental Properties Operating Profit 3 months ended 12/31/2004	Rental Properties Depreciation & Amortization 3 months ended 12/31/2004	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2004
same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	109,216	88,716	81%	(18,386)	76,027	57,641
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	109,900	109,900	100%	66,114	51,443	117,557
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	80,860	80,860	100%	48,405	34,463	82,868
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	81,153	81,153	100%	60,828	37,639	98,467
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	103,200	103,200	100%	50,583	51,682	102,265
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	47,809	47,809	100%	25,847	29,898	55,745
same store	Flagler Station OSW 2	1989	Miami	Office/Showroom/Warehouse	79,840	79,840	100%	44,815	38,593	83,408
same store	Flagler Station OSW 3	1990	Miami	Office/Showroom/Warehouse	79,782	79,782	100%	39,695	40,166	79,861
same store	Flagler Station OSW 4	1992	Miami	Office/Showroom/Warehouse	79,670	63,120	79%	17,700	41,618	59,318
same store	Flagler Station OSW 5	1994	Miami	Office/Showroom/Warehouse	80,200	65,800	82%	1,744	60,537	62,281
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	119,333	119,333	100%	69,659	39,578	109,237
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	138,600	138,600	100%	79,135	44,133	123,268
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	138,600	138,600	100%	55,038	65,024	120,062
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	90,735	90,735	100%	67,437	28,616	96,053
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	119,400	119,400	100%	94,673	27,214	121,887
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	91,393	91,393	100%	39,508	28,667	68,175
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	91,393	91,393	100%	33,544	43,556	77,100
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	238,530	238,530	100%	138,853	71,051	209,904
same store	Flagler Station RB 1	1989	Miami	Rail Building	69,680	69,680	100%	1,102	28,907	30,009
same store	Flagler Station RB 2	1991	Miami	Rail Building	70,000	70,000	100%	32,428	29,037	61,465
same store	Flagler Station RB 3	1993	Miami	Rail Building	119,400	119,400	100%	74,241	41,025	115,266
same store	Flagler Station RB 4	1994	Miami	Rail Building	138,600	138,600	100%	81,411	39,794	121,205
same store	Flagler Station SC 1	1994	Miami	Service Center	38,956	38,956	100%	23,600	34,771	58,371
same store	Flagler Station Phase II - Office 1	2000	Miami	Office	101,444	101,444	100%	161,452	114,538	275,990
same store	Flagler Station Phase II - OW 1	1997	Miami	Office/Warehouse	103,200	103,200	100%	93,292	50,412	143,704
same store	Flagler Station Phase II - Retail	2001	Miami	Retail	42,800	10,846	25%	(45,787)	60,874	15,087
same store	Flagler Station Phase II - OW 26	2001	Miami	Office/Warehouse	201,000	174,309	87%	143,745	83,186	226,931
	Flagler Station Phase II - OW 22	1999	Miami	Office/Warehouse	179,832	179,832	100%	119,904	137,025	256,929
	Flagler Station Phase II - OW 23	1999	Miami	Office/Warehouse	179,832	179,832	100%	57,085	112,874	169,959
	Flagler Station Phase II - OW 24	1999	Miami	Office/Warehouse	179,672	179,672	100%	89,188	126,939	216,127
30	**Flagler Station**				**3,304,030**	**3,193,935**	**97%**	**1,746,853**	**1,669,287**	**3,416,140**
30	**TOTAL SOUTH REGION**				**3,304,030**	**3,193,935**	**97%**	**1,746,853**	**1,669,287**	**3,416,140**
60	**TOTAL 100% OWNED OPERATING PROPERTIES**				**6,606,199**	**6,263,523**	**95%**	**6,111,837**	**5,500,121**	**11,611,958**
	Same Store - North				2,291,378	2,096,604	91%	2,797,858	2,452,848	5,250,706
	Same Store - Central				702,387	680,246	97%	1,349,100	1,073,337	2,422,437
	Same Store - South				2,764,694	2,654,599	96%	1,480,676	1,292,449	2,773,125
54	**TOTAL SAME STORE PROPERTIES ONLY**				**5,758,459**	**5,431,449**	**94%**	**5,627,634**	**4,818,634**	**10,446,268**

OPERATING PROPERTIES BY MARKET & TYPE

	Total Rentable SF	12/31/2004 Occupied SF	12/31/2004 Occupied %	Rental Properties Operating Profit 3 months ended 12/31/2004	Rental Properties Depreciation & Amortization 3 months ended 12/31/2004	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 12/31/2004
North Region - Office	1,487,431	1,340,215	90%	1,870,593	2,050,350	3,920,943
North Region - Industrial and Mixed Use	975,937	912,713	94%	1,099,918	691,590	1,791,508
Total North Region	**2,463,368**	**2,252,928**	**91%**	**2,970,511**	**2,741,940**	**5,712,451**
Central Region - Office	707,194	702,397	99%	1,256,201	953,393	2,209,594
Central Region - Industrial and Mixed Use	131,607	114,263	87%	138,272	135,501	273,773
Total Central Region	**838,801**	**816,660**	**97%**	**1,394,473**	**1,088,894**	**2,483,367**
South Region - Office	101,444	101,444	100%	161,452	114,538	275,990
South Region - Industrial and Mixed Use	3,159,786	3,081,645	98%	1,631,188	1,493,875	3,125,063
South Region - Retail	42,800	10,846	25%	(45,787)	60,874	15,087
Total South Region	**3,304,030**	**3,193,935**	**97%**	**1,746,853**	**1,669,287**	**3,416,140**
Total Operating Properties [2]	**6,606,199**	**6,263,523**	**95%**	**6,111,837**	**5,500,121**	**11,611,958**

Same store properties include all properties that were in service for the full year 2003 and 2004.

Rental properties operating profit before depreciation and amortization is not a GAAP measurement. It is calculated by subtracting depreciation and amortization from rental properties operating profit.
Occupied SF represent all leases that have been executed and have commenced. It does not include leases that have been executed, but have not commenced.

[2] *Rental properties operating profit before depreciation and amortization for the 3 months ended 12/31/04 excludes net transaction fee revenue of $171,240.*

Office properties include Class-A office properties. Industrial and mixed-use properties include office/showroom/warehouse, office/warehouse, front load warehouse, double front load warehouse and rail building properties.

FLAGLER DEVELOPMENT COMPANY

Lease Expirations [1] (square feet)

	100% Owned Properties			
Expirations Time Frame	North Region	Central Region	South Region	All Regions Total
01/01/05 - 12/31/05	238,750	79,835	654,747	973,332
01/01/06 - 12/31/06	243,345	52,720	546,141	842,206
01/01/07 - 12/31/07	203,790	65,009	268,321	537,120
01/01/08 - 12/31/08	259,574	107,379	367,786	734,739
01/01/09 - Thereafter	1,301,646	515,232	1,375,789	3,192,667
Total Square Feet	**2,247,105**	**820,175**	**3,212,784**	**6,280,064** [2]

[1] *Lease expirations include all leases executed.*

[2] *Difference between total expiring and total occupied represents leases that have been executed, but have not commenced, less leases that are currently in short-term extension status.*

5

Building Under Construction Deerwood North 400, Jacksonville, Florida

Ryder’s World Headquarters Under Construction Flagler Station, Miami, Florida

Building Under Construction 1200 SouthPark Center, Orlando, Florida

Building Under Construction

Lakeside Two at Flagler Center, Jacksonville, Florida

REAL ESTATE DEVELOPMENT PIPELINE

Development Projects - as of 12/31/04

Status	Ownership %		Net Rentable Square Feet	Total Projected Costs	Total Costs to Date	Actual or Expected Certificate of Occupancy	% Leased/ Pre-leased
1 Under Construction	100%	Flagler Station - Ryder BTS	239,000			Mar-05	100%
2 Under Construction	100%	Flagler Center - Lakeside II	113,948			Feb-05	0%
3 Under Construction	100%	Flagler Station - 27	200,709			Mar-05	0%
4 Under Construction	100%	Deerwood North - Office 4	113,168			Jul-05	0%
5 Under Construction	100%	SouthPark Center II - 1200	136,709			Sep-05	0%
		Projects under Construction	**803,534**	**$ 80,944,550**	**$ 38,790,756**		
6 Pre-development	100%	Flagler Center - Building 700	150,000			Nov-05	81%
7 Pre-development	100%	Flagler Station - 25	160,211			TBD	0%
8 Pre-development	100%	SouthPark Center - Building 700	93,400			TBD	0%
9 Pre-development	100%	Flagler Center - Lakeside I	113,948			TBD	0%
		Projects in Pre-development	**517,559**				
		Total Development & Pre-development Projects	**1,321,093**				

Lease-up is defined as the status of a project that has been issued a certificate of occupancy, but has not reached the earlier of 90% occupancy or one year from issuance of certificate of occupancy.

Under construction is defined as the status of a building that is in the process of being developed, assembled, built or constructed. A building is considered to be under construction after construction has commenced and until a certificate of occupancy is received.

Pre-development phase is defined as the status of a project when investments have been made in engineering, architectural planning, design and permitting.

Land utilized in pre-development phase is considered land held for development until the property reaches the construction and lease-up phase.

Total projected costs include actual and estimated costs on land, site work, building shell, tenant improvements and lease commissions, but does not include the value of land.
Total costs to date include all of these costs actually expended through 12/31/04.

7

Land Held for Development

Flagler Center

Rendering of Future Citicorp Credit Services

New 2004 building start of 114,000 s.f. office building

Rendering of Future Baptist Hospital

Flagler Station

Flagler Station Phase II

DORAL COUNTRY CLUB COMMUNITY

FLORIDA TURNPINK

Section 8 Land

GRAN PARK BOULEVARD

F.E.C. RAILWAY

US 27 (OKEECHOBEE ROAD)

Section 31 land

Flagler Station Phase I

TO 1-75

Phase I – Flagler Station I ; Phase II – Flagler Station II

Phase III – Section 31 ; Phase IV – Section 8 (sold in December 2004 for $80 Million)

Flagler Development Company
Land Holdings as of December 31, 2004

Property Name/Description	County	Total Approx. Acres	Use	Entitlements Office	Industrial	Other	Total
duPont Center	Duval	7	Dev. Office	500,000	-	-	500,000
Gran Park at The Avenues	Duval	14	Dev. Commercial	-	46,270	-	46,270
Flagler Center	Duval	331	Dev. Commercial	1,554,212	2,459,272	60,000	4,073,484
SouthPark Center I	Orange	15	Dev. Commercial	163,000	-	-	163,000
SouthPark Center II	Orange	56	Undev. Commercial	1,466,655	-	98,000	1,564,655
Flagler Station I	Dade	2	Dev. Commercial	-	-	75,385	75,385
Flagler Station II - Section 6	Dade	173	Dev. Commercial	665,135	1,944,713	286,234	2,896,082
Office Centre at Southpoint	Duval	5	Dev. Office	59,448	-	-	59,448
SUBTOTAL - Held for Development (Within Parks)		**603**		4,408,450	4,450,255	519,619	9,378,324
Bartram Park (adjacent to Flagler Center)	Duval	90	Undev. Office	882,000	-	-	882,000
Downtown Miami	Dade	8	Dev. Commercial	1,000,000	-	-	1,000,000
Flagler Plaza - Sunrise	Broward	40	Dev. Office	822,853	-	-	822,853
SUBTOTAL - Held for Development (Entitled Tracts)		**138**		2,704,853	-	-	2,704,853
Lemberg North & South & Miller Tract	St. Johns	1,169	Undev. Industrial	-	-	-	-
Section 31, 5 (adjacent to Flagler Station)	Dade	81	Undev. Commercial	-	-	-	-
SUBTOTAL - Held for Development (Unentitled Tracts)		**1,250**		-	-	-	-
TOTAL LAND HELD FOR DEVELOPMENT		**1,991**		7,113,303	4,450,255	519,619	12,083,177
Remaining Land Holdings							
Rio Parcel - Unentitled	Martin	14		-	-	-	-
TICO Tract - Unentitled	Brevard	249		-	-	-	-
Ft Pierce - K-4 - Unentitled	St. Lucie	320		-	-	-	-
National Gardens - Unentitled	Volusia	60		-	-	-	-
Other	Various	106		-	-	-	-
SUBTOTAL - Remaining Land Holdings		**749**		-	-	-	-
TOTAL - LAND HOLDINGS		**2,740**		7,113,303	4,450,255	519,619	12,083,177

Land holdings herein represent all Flagler land owned excluding 543 acres of land under buildings and 831 acres of undevelopable land.

Property held for development within parks and entitled tracts are shown at net developable acreage. Unentitled tracts are shown at gross acreage.
The land in the pre-development phase is included in this schedule. Once property reaches the construction and lease-up phase, it is no longer included in the "held for development" category.

The transfers to FECR of 60 acres at National Gardens and 18 acres included in "Remaining Land Holdings" under "Other" are expected to occur during 2005.

9

Land Held for Development-information and estimates for selected properties as of December 31, 2004

Flagler Center				
Estimated Acres Available for Development				327
Estimated Value Range today per Acre (Land)[1] assumes infrastructure in place	$	218,000	to $	327,000
Estimated Infrastructure time frame				1 year
- Start				2005
- Finish				2005
Estimated Remaining Infrastructure cost/Dev Acre			$	5,034
Estimated Land Absorption				7-10 years
- Start				2005
Estimated total reimbursement of costs from an incremental tax district (expected to be received over the next 8 to 12 years)			$	20,500,000

Flagler Station II-Section 6				
Estimated Remaining Developable Acres				173
Estimated Value Range today per Acre (Land)[4] assumes infrastructure in place	$	370,000	to $	420,000
Estimated Infrastructure time frame				0 year
- Start				N/A
- Finish				N/A
Est Remaining Infrastructure cost/ Dev Acre			$	-
Estimated Land Absorption				5-7 years
- Start				2004

SouthPark Center I				
Estimated Remaining Developable Acres				15
Estimated Value Range today per Acre (Land)[2] assumes infrastructure in place	$	152,000	$	185,000
Estimated Infrastructure time frame				0 year
- Start				N/A
- Finish				N/A
Est Remaining Infrastructure cost/ Dev Acre			$	-
Estimated Land Absorption				2 years
- Start				2005

Section 31-adjacent to Flagler Station *				
Estimated Developable Acres				51
Estimated Value Range today per Acre (Land)[5] assumes infrastructure in place	$	316,000	to $	392,000
Estimated Infrastructure time frame				2 years
- Start				2006
- Finish				2007
Est Remaining Infrastructure cost/ Dev Acre			$	196,078
Estimated Land Absorption				4-6 years
- Start				2007

*There may be a higher or better use for some or all of this land.

SouthPark Center II				
Estimated Developable Acres				56
Estimated Value Range today per Acre (Land)[3] assumes infrastructure in place	$	305,000	$	327,000
Estimated Infrastructure time frame				1 year
- Start				2004
- Finish				2005
Est Remaining Infrastructure cost/ Dev Acre			$	7,306
Estimated Land Absorption				6-8 years
- Start				2004

Flagler Plaza-Sunrise				
Estimated Developable Acres				40
Estimated Value Range today per Acre (Land)[6] assumes infrastructure in place	$	392,000	to $	479,000
Estimated Infrastructure time frame				1 year
- Start				2006
- Finish				2006
Est Remaining Infrastructure cost/ Dev Acre			$	73,400
Estimated Land Absorption				7-9 years
- Start				2006

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period.

[1] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 78% Office - 18% Industrial - 4% Other.*
[2] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 69% Office - 31% Industrial - 0% Retail.*
[3] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 68% Office - 20% Call Center - 12% Retail.*
[4] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 11% Office - 58% Industrial- 22% Call Center - 9% Retail.*
[5] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 54% Office - 46% Industrial - 0% Retail.*
[6] *Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office - 0% Industrial - 0% Retail.*

The Company has not provided detailed information on the following properties that are listed on the previous page: duPont Center, Gran Park at The Avenues, Bartram Park, Flagler Station I, Downtown Miami, Office Centre at Southpoint, Lemberg North & South, Miller Tract, Section 5 and land included in "Remaining Land Holdings".

The company may from time to time supply updated or additional information or additional information in the future, but undertakes no obligation to do so and investors are cautioned that the information provided herein speaks only as of December 31, 2004.

NOTE: ***Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.***

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Miami River Property Sold in November 2003 for $18 Million

Ball Tract

Sold in December 2003 for $22.1 Million

Corinthian Colleges (FMU) Inc. Sold in March 2004 for $12.6 Million

Flagler Station - Section 8 Sold in December 2004 for $80 Million

Realty and Land Currently on the Market or Under Contract[1] as of December 31, 2004

Flagler Development Company
On the Market

Property Name/Description	County	Approx. Acres		Asking Price
Ft. Pierce K-4 [2]	St. Lucie	72.9	$	6,417,412
Tico	Brevard	249.1	$	1,298,911
National Gardens	Volusia	60.0	$	1,150,000
3 Parcels	Various	3.1	$	10,500
TOTAL - Flagler Realty on the Market		**385.1**	**$**	**8,876,823**

Florida East Coast Railway, L.L.C.
On the Market

Property Name/Description	County	Approx. Acres		Asking Price
Eyster Blvd.	Brevard	37.1	$	5,976,500
Cadillac Gage	Brevard	72.0	$	5,642,000
Charles Street	Volusia	3.3	$	1,125,000
Granada Blvd./Perrott Drive	Volusia	1.7	$	373,140
Hopkins Street	Brevard	1.2	$	268,000
Depot Site	Volusia	3.6	$	232,050
TOTAL - Railway Surplus Land on the Market		**118.9**	**$**	**13,616,690**
TOTAL - Flagler Realty and Railway Surplus Land on the Market		**504.0**	**$**	**22,493,513**

Flagler Development Company and Florida East Coast Railway, L.L.C.
Realty and Land Under Contract as of December 31, 2004

Property Name/Description	Transactions	Approx. Acres		Contract Prices
TOTAL - Flagler Realty under Contract	**4**	**108.7**	**$**	**24,841,287**
TOTAL - Railway Surplus Land under Contract	**6**	**28.7**	**$**	**2,195,000**
TOTAL - Flagler Realty and Railway Surplus Land under Contract	**10**	**137.4**	**$**	**27,036,287**

1. Under Contract represents a signed agreement between two parties. In all cases, these agreements have contingencies and exit clauses enabling either or both parties to exit the agreement subject to various conditions.

2. Excludes approximately 171.86 acres reserved for sale only to an owner whose intended use requires rail service and 74.11 acres reserved for Eagle Preservation and Conservation.

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